Exhibit 99.3

Cedar Fair Announces Consent Solicitation Payment

SANDUSKY, Ohio-(June 18, 2024)- Cedar Fair, L.P. (NYSE: FUN) (“Cedar Fair”) today announced that pursuant to the terms of the previously completed consent solicitation (the “Consent Solicitation”) with respect to certain proposed amendments (the “Proposed Amendments”) to the indentures (the “Indentures”) governing its 5.375% Senior Notes due 2027 (the “2027 Notes”), 5.250% Senior Notes due 2029 (the “2029 Notes”), 5.500% Senior Secured Notes due 2025 (the “2025 Notes”) and 6.500% Senior Notes due 2028 (the “2028 Notes” and, together with the 2027 Notes, the 2029 Notes and the 2025 Notes, the “Notes”), we expect to pay on July 1, 2024 (the “Expected Closing Date”), the consent payment (the “Consent Payment”) described in the Consent Solicitation Statement dated as of November 3, 2023 (the “Consent Solicitation Statement”), to holders of the Notes who validly delivered (and did not validly revoke) their consents in the Consent Solicitation. Upon payment of the Consent Payment the Proposed Amendments will become operative. Pursuant to the terms of the Consent Solicitation Statement the Consent Payment will be paid upon or immediately prior to the consummation of Cedar Fair’s previously announced merger of equals with Six Flags Entertainment Corporation (“Six Flags”) (the “Mergers”). The completion of the Mergers is subject to the satisfaction or waiver of a number of conditions set forth in the merger agreement relating to the Mergers, including the satisfaction of regulatory conditions. Therefore, the payment date may change based on the actual closing date of the Mergers.

Persons with questions regarding the Consent Solicitation should contact Goldman Sachs & Co. LLC at (toll free) 1 (800) 828-3182 or (collect) (212) 902-5962 or by e-mail at GS-LM-NYC@gs.com.

Cautionary Information Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Cedar Fair or Six Flags expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “anticipate,” “believe,” “create,” “expect,” “future,” “guidance,” “intend,” “plan,” “potential,” “seek,” “synergies,” “target,” “will,” “would,” similar expressions, and variations or negatives of these words identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the Mergers and the timing thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Cedar Fair and Six Flags, and that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the expected timing and likelihood of completion of the Mergers, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Mergers; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the Mergers, including the possibility that any of the anticipated benefits of the Mergers will not be realized or will not be realized within the expected time period; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement relating to the Mergers; the outcome of any legal proceedings that may be instituted against Cedar Fair, Six Flags or their respective directors and others prior to the consummation of the Mergers; the inability to consummate the transaction due to the failure to satisfy other closing conditions; the potential adverse effects on the market price of either or both of Six Flags common stock or the Cedar Fair units; risks that the Mergers disrupt and/or harm current plans and operations of Cedar Fair or Six Flags, including that management’s time and attention will be diverted on transaction-related issues; the amount of the costs, fees, expenses and charges related to the transaction, including the possibility that the transaction may be more expensive to complete than anticipated; the ability of Cedar Fair and Six Flags to successfully integrate their businesses and to achieve anticipated synergies and value creation; potential adverse restrictions during the pendency of the Mergers that may impact Cedar Fair’s or Six Flags’ ability to pursue certain business opportunities and strategic transactions; potential adverse reactions or changes to business relationships resulting from the completion of the Mergers; legislative, regulatory, political and economic developments and changes in laws, regulations, and policies affecting Cedar Fair and Six Flags; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the Mergers that could affect Cedar Fair’s and/or Six Flags’ financial performance and operating results; acts of terrorism or outbreak of war, hostilities, civil unrest, and other political or security disturbances; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; risks related to the potential impact of general economic, political and market factors on the companies or the Merger; those risks described in Item 1A of Cedar Fair’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 16, 2024, and subsequent reports on Forms 10-Q and 8-K; and those risks described in Item 1A of Six Flags’ Annual Report on Form 10-K, filed with the SEC on February 29, 2024, and subsequent reports on Forms 10-Q and 8-K (collectively, the “Reports”).

While the list of factors presented here is, and in the Reports are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The ability of Six Flags or Cedar Fair to achieve the goals for the Mergers may also be affected by our ability to manage the factors identified above. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this press release. Neither Six Flags nor Cedar Fair assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

No Offer or Solicitation

This communication relates to the Consent Solicitation and the proposed Mergers between Cedar Fair and Six Flags. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Consent Solicitation, the Mergers or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. The Consent Solicitation was made solely by the Consent Solicitation Statement referred to above and related materials and is subject to the terms and conditions stated therein. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information

In connection with the Mergers, CopperSteel Holdco, Inc., (“Holdco”) filed with the SEC a registration statement on Form S-4, which was declared effective on January 31, 2024. Holdco, Cedar Fair and Six Flags may also file other documents with the SEC regarding the Mergers. Investors and security holders are urged to read the registration statement regarding the Mergers and all other relevant documents that are filed or will be filed with the SEC carefully and in their entirety because they contain important information about the Mergers and related matters.

Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus, as each may be amended from time to time, as well as other filings containing important information about Cedar Fair or Six Flags, without charge at the SEC’s Internet website (http://www.sec.gov). Investors and security holders may obtain free copies of the Registration Statement and the proxy statement/prospectus and other documents filed with the SEC by Cedar Fair, Six Flags and Holdco through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Cedar Fair or Six Flags at the following:

Cedar Fair

Investor Contact: Michael Russell, 419.627.2233

Media Contact: Gary Rhodes, 704.249.6119

Alternate Media Contact: Andrew Siegel / Lucas Pers, Joele Frank, 212.355.4449

The information included on, or accessible through, Cedar Fair’s or Six Flags’ website is not incorporated by reference into this communication.